                                                                    EXHIBIT 10.3

THE WARRANTS REPRESENTED HEREBY AND THE SHARES OF COMMON STOCK TO BE ISSUED UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS (AS SUCH TERM IS DEFINED IN RULE 902(K) OF THE SECURITIES ACT), EXCEPT (A) TO THE COMPANY, (B) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR 904 OF THE SECURITIES ACT, (C) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, OR
(D) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY BE MADE ONLY IN COMPLIANCE WITH THE SECURITIES ACT.

                              BARGAIN BROKERS, INC.

               Incorporated Under the Laws of the State of Nevada

No. 01                                                      400,000 Common Stock
                                                               Purchase Warrants

                          CERTIFICATE FOR COMMON STOCK
                                PURCHASE WARRANTS

        1. Warrant. This Warrant Certificate certifies that Miraflores Corp., or registered assigns (the "Registered Holder"), is the registered owner of the above indicated number of Warrants expiring on the Expiration Date, as hereinafter defined. One (1) Warrant entitles the Registered Holder to purchase one (1) share of the $.001 par value common stock (a "Share") of Bargain Brokers, Inc., a Nevada corporation (the "Company"), from the Company at a purchase price of Two Dollars ($2.00) (the "Exercise Price") at any time during the Exercise Period, as hereinafter defined, upon surrender at the principal office of the Company of this Warrant Certificate with the exercise form appended hereto duly completed and executed and accompanied by payment of the Exercise Price.

        Upon due presentment for transfer or exchange of this Warrant Certificate at the principal office of the Company, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued in exchange for this Warrant Certificate, subject to the limitations provided herein, upon payment of any tax or governmental charge imposed in connection with such transfer. Subject to the terms hereof, the Company shall deliver Warrant Certificates in required whole number denominations to Registered Holders in connection with any transfer or exchange permitted hereunder.

        2. Restrictive Legend. Each Warrant Certificate shall bear legends substantially in the form of the legends that appear at the beginning of this Warrant Certificate. Each certificate representing Shares issued upon exercise of a Warrant, unless such Shares are then registered under the Securities Act of 1933, as amended (the "Securities Act") , shall bear a legend in substantially the following form:

        "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE SHARES ARE BEING ISSUED IN RELIANCE UPON THE PROVISIONS OF REGULATION S PROMULGATED UNDER THE SECURITIES ACT.

        THE SHARES ARE RESTRICTED AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OF, U.S. PERSONS (AS SUCH TERM IS DEFINED IN RULE 902(K) OF THE SECURITIES ACT), EXCEPT (A) TO THE COMPANY, (B) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR 904 OF THE SECURITIES ACT, (C) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, OR (D) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT. HEDGING TRANSACTIONS INVOLVING THE SHARES MAY BE MADE ONLY IN COMPLIANCE WITH THE SECURITIES ACT."

        3. Exercise. Subject to the terms hereof, the Warrants evidenced by this Warrant Certificate may be exercised at the Exercise Price in whole or in part at any time during the period (the "Exercise Period") commencing on the date hereof and terminating at the close of business on _____________, 1999 (the "Expiration Date").

        The Warrants represented by this Warrant Certificate may not be exercised by a U.S. person, as defined in Regulation S promulgated under the Act ("Regulation S"), or on behalf of or for the account of such a U.S. person, unless registered under the Act or an exemption from such registration requirements is available. The Warrants represented by this Warrant Certificate may not be exercised within the United States (as defined in Regulation S), and the Shares issuable upon such exercise shall be delivered outside the United States, unless such securities are registered under the Act or an exemption from such registration requirements is available. A holder purporting to exercise the Warrants represented hereby shall certify in writing as to the foregoing as a condition to the exercise of such Warrants.

        A Warrant shall be deemed to have been exercised immediately prior to the close of business on the date (the "Exercise Date") of the surrender to the Company at its principal offices of this Warrant Certificate with the exercise form attached hereto completed and executed by the Registered Holder and accompanied by payment to the Company, in cash or by check (which shall be accepted subject to collection), of an amount equal to the aggregate Exercise Price, in lawful money of the United States of America.

        The person entitled to receive the Shares issuable upon exercise of a Warrant or Warrants ("Warrant Shares") shall be treated for all purposes as the holder of such Warrant Shares as of the close of business on the Exercise Date. The Company shall not be obligated to issue any fractional share interests in Warrant Shares issuable or deliverable on the exercise of any Warrant or scrip or cash with respect thereto, and such right to a fractional share shall be of no value whatsoever. If more than one Warrant shall be exercised at one time by the same Registered Holder, the number of full shares which shall be issuable on exercise thereof shall be computed on the basis of the aggregate number of full shares issuable on such exercise.

        Promptly, and in any event within fifteen business days after the Exercise Date, the Company shall cause to be issued and delivered to the person or persons entitled to receive the same, a certificate or certificates for the number of Warrant Shares deliverable on such exercise.

        The Company may deem and treat the Registered Holder of the Warrants at any time as the absolute owner thereof for all purposes, and the Company shall not be affected by any notice to the contrary. The Warrants shall not entitle the Registered Holder thereof to any of the rights of shareholders or to any dividend declared on the Shares unless the Registered Holder shall have exercised the Warrants and thereby purchased the Warrant Shares prior to the record date for the determination of holders of Shares entitled to such dividend or other right.

        4. Reservation of Shares and Payment of Taxes. The Company covenants that it will at all times reserve and have available from its authorized Common Stock such number of Shares as shall then be issuable on the exercise of outstanding Warrants. The Company covenants that all Warrant Shares which shall be so issuable shall be duly and validly issued, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof.

        The Registered Holder shall pay all documentary, stamp or similar taxes and other government charges that may be imposed with respect to the issuance, transfer or delivery of any Warrant Shares on exercise of the Warrants. In the event the Warrant Shares are to be delivered in a name other than the name of the Registered Holder of the Warrant Certificate, no such delivery shall be made unless the person requesting the same has paid the amount of any such taxes or charges incident thereto.

        5. Registration of Transfer. The Warrant Certificates may be transferred in whole or in part, provided any such transfer complies with all applicable Federal and state securities laws and, if requested by the Company, the Registered Holder delivers to the Company an opinion of counsel to that effect, in form and substance reasonably acceptable to the Company. Warrant Certificates to be transferred shall be surrendered to the Company at its principal office. The Company shall execute, issue and deliver in exchange therefor the Warrant Certificate or Certificates which the Registered Holder making the transfer shall be entitled to receive.

        The Company shall keep transfer books at its principal office which shall register Warrant Certificates and the transfer thereof. On due presentment of any Warrant Certificate for registration of transfer at such office, the Company shall execute, issue and deliver to the transferee or transferees a new Warrant Certificate or Certificates representing an equal aggregate number of Warrants. All Warrant Certificates presented for registration of transfer or exercise shall be duly endorsed or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Company. The Company may require payment of a sum sufficient to cover any tax or other government charge that may be imposed in connection therewith.

        All Warrant Certificates so surrendered, or surrendered for exercise, or for exchange in case of mutilated Warrant Certificates, shall be promptly canceled by the Company and thereafter retained by the Company until the Expiration Date. Prior to due presentment for registration of transfer thereof, the Company may treat the Registered Holder of any Warrant Certificate as the absolute owner thereof (notwithstanding any notations of ownership or writing thereon made by anyone other than the Company), and the Company shall not be affected by any notice to the contrary.

        6. Loss or Mutilation. On receipt by the Company of evidence satisfactory as to the ownership of and the loss, theft, destruction or mutilation of this Warrant Certificate, the Company shall execute and deliver, in lieu thereof, a new Warrant Certificate representing an equal aggregate number of Warrants. In the case of loss, theft or destruction of any Warrant Certificate, the individual requesting issuance of a new Warrant Certificate shall be required to indemnify the Company in a form and amount satisfactory to the Company. In the event a Warrant Certificate is mutilated, such Certificate shall be surrendered and canceled by the Company prior to delivery of a new Warrant Certificate. Applicants for a new Warrant Certificate shall also comply with such other regulations and pay such other reasonable charges as the Company may prescribe.

        7. Adjustment of Shares. The number and kind of securities issuable upon exercise of a Warrant shall be subject to adjustment from time to time upon the happening of certain events, as follows:

               (a) Stock Splits, Stock Combinations and Certain Stock Dividends. If the Company shall at any time subdivide or combine its outstanding Shares, or declare a dividend in Shares or other securities of the Company convertible into or exchangeable for Shares, the number and kind of Shares purchasable upon exercise of the Warrant immediately prior thereto shall be adjusted so that the Registered Holder shall be entitled to receive the kind and number of Shares or other securities of the Company which it would have owned or would have been entitled to receive immediately after the happening of any of the events described above, had the Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto. Any adjustment made pursuant to this Section 7(a) shall become effective immediately after the effective date of such event.

               Whenever the number of Shares issuable upon exercise of the Warrant is adjusted as herein provided, the Exercise Price payable upon exercise of the Warrant shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of Shares purchasable upon the exercise of the Warrant immediately prior to such adjustment, and the denominator of which shall be the number of Shares so purchasable immediately thereafter.

               (b) Adjustment for Reorganization, Consolidation, Merger. In case of any reorganization of the Company (or any other corporation the stock or other securities of which are at the time receivable upon exercise of a Warrant) or in case the Company (or any such other corporation) shall merge into or with or consolidate with another corporation or convey all or substantially all of its assets to another corporation or enter into a business combination of any form as a result of which the Shares or other securities receivable upon exercise of a Warrant are converted into other stock or securities of the same or another corporation, then and in each such case, the Registered Holder of a Warrant, upon exercise of the purchase right at any time after the consummation of such reorganization, consolidation, merger, conveyance or combination, shall for the same Exercise Price be entitled to receive, in lieu of the Shares or other securities to which such Registered Holder would have been entitled had he exercised the purchase right immediately prior thereto, such stock and securities which such Registered Holder would have owned immediately after such event with respect to the Shares and other securities for which a Warrant may have been exercised immediately before such event had the Warrant been exercised immediately prior to such event.

        In each case of an adjustment in the Shares or other securities receivable upon the exercise of a Warrant, the Company shall promptly notify the Registered Holder of such adjustment. Such notice shall set forth the facts upon which such adjustment is based.

        8. Reduction in Exercise Price at Company's Option. The Company's Board of Directors may, at its sole discretion, reduce the Exercise Price of the Warrants in effect at any time either for the remaining life of the Warrants or any shorter period of time determined by the Company's Board of Directors. The Company shall promptly notify the Registered Holders of any such reduction in the Exercise Price.

        9. Notices. All notices, demands, elections, or requests (however characterized or described) required or authorized hereunder shall be deemed given sufficiently if in writing and sent by registered or certified mail, return receipt requested and postage prepaid, or by facsimile or telegram to the Company, at its principal executive office, and to the Registered Holder, at the address of such holder as set forth on the books maintained by the Company.

        10. General Provisions. This Warrant Certificate shall be construed and enforced in accordance with, and governed by, the laws of the State of Nevada. Except as otherwise expressly stated herein, time is of the essence in performing hereunder. The headings of this Warrant Certificate are for convenience in reference only and shall not limit or otherwise affect the meaning hereof.

        IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed as of the 5 day of August, 1999.

                                         Bargain Brokers, Inc.

                                         By /s/ Charles R. Powell

                                         Title President

                              BARGAIN BROKERS, INC.

        The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM        - as tenants in common                  UNIF GIFT MIN ACT -
TEN ENT        - as tenants by the entireties               Custodian
JR TEN         - as joint tenants with right           ---------------------
                 of survivorship and not as             (Cust)      (Minor)
                 tenants in common                     under Uniform Gifts
                                                       to Minors Act __________
                                                                      (State)

Additional abbreviations may also be used though not in the above list.

                               FORM OF ASSIGNMENT

              (To be Executed by the Registered Holder if He or It
                   Desires to Assign Warrants Evidenced by the
                           Within Warrant Certificate)

        FOR VALUE RECEIVED _________________________________________ hereby sells, assigns and transfers unto _____________________________________________
(___________) Warrants, evidenced by the within Warrant Certificate, and does hereby irrevocably constitute and appoint ____________________ Attorney to transfer the said Warrants evidenced by the within Warrant Certificates on the books of the Company, with full power of substitution.

Dated:________________________          _______________________________________
                                        Signature

Notice: The above signature must correspond with the name as written upon the face of the Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever.

Signature Guaranteed:___________________________________________________________

SIGNATURE MUST BE GUARANTEED BY A COMMERCIAL BANK OR MEMBER FIRM OF ONE OF THE FOLLOWING STOCK EXCHANGES: NEW YORK STOCK EXCHANGE, PACIFIC COAST STOCK EXCHANGE, AMERICAN STOCK EXCHANGE, OR MIDWEST STOCK EXCHANGE.

                          FORM OF ELECTION TO PURCHASE

          (To be Executed by the Holder if He or It Desires to Exercise
                 Warrants Evidenced by the Warrant Certificate)

To Bargain Brokers, Inc.

        The undersigned hereby irrevocably elects to exercise
_____________________________ (_____) Warrants evidenced by the within Warrant
Certificate for, and to purchase thereunder, _________________________________ (_________) full shares of Common Stock issuable upon exercise of said Warrants and delivery of $__________ and any applicable taxes.

        The undersigned hereby certifies that (i) the undersigned is not a U.S. person (as defined in Regulation S promulgated under the Securities Act of 1933, as amended), (ii) the undersigned is not exercising any Warrants on behalf of a U.S. person, (iii) no U.S. person has any interest in the Warrants being exercised or the securities to be issued upon their exercise, and (iv) that the undersigned is exercising the Warrants outside the United States. [If this certification cannot be given because the facts do not support it, it should be stricken and the undersigned shall, if required by the issuer, provide a written opinion of counsel, in form and substance acceptable to the issuer, to the effect that the Warrants being exercised and the securities deliverable upon exercise thereof have been registered under the Securities Act of 1933 or are exempt from registration thereunder.]

        Please register the certificates for such shares as follows:

                                                    Please insert taxpayer
                                                    identification or social
                                                    security number (if any)

----------------------------------             ---------------------------------
        (Please print name)

--------------------------------------------------------------------------------
         (Please print address, which must be outside the United States)

--------------------------------------------------------------------------------


        If said number of Warrants shall not be all the Warrants evidenced by the within Warrant Certificate, the undersigned requests that a new Warrant Certificate evidencing the Warrants not so exercised be registered in the name of the undersigned at the following address and delivered to that address:

--------------------------------------------------------------------------------
         (Please print address, which must be outside the United States)

--------------------------------------------------------------------------------

                    (SIGNATURES CONTINUED ON FOLLOWING PAGE)

Dated:____________________ Signature:___________________________________________

NOTICE: The above signature must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever, or if signed by any other person the Form of Assignment hereon must be duly executed and if the certificate representing the shares or any Warrant Certificate representing Warrants not exercised is to be registered in a name other than that in which the within Warrant Certificate is registered, the signature of the holder hereof must be guaranteed.

Signature Guaranteed:___________________________________________________________

SIGNATURE MUST BE GUARANTEED BY A COMMERCIAL BANK OR MEMBER FIRM OF ONE OF THE FOLLOWING STOCK EXCHANGES: NEW YORK STOCK EXCHANGE, PACIFIC COAST STOCK EXCHANGE, AMERICAN STOCK EXCHANGE, OR MIDWEST STOCK EXCHANGE.